Aggregate Amount and Per Share Effect of Tax Holidays (Detail) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Sep. 30, 2015	Sep. 30, 2014	Sep. 30, 2013
The aggregate amount of tax holidays	$ 3,001	$ 2,888	$ 1,740
Basic
The aggregate effect on basic and diluted net income per share:	$ 0.02	$ 0.02	$ 0.01
Diluted
The aggregate effect on basic and diluted net income per share:	$ 0.02	$ 0.02	$ 0.01